Exhibit 10.15
AMENDMENT
TO
AMENDED AND RESTATED NON-EXCLUSIVE CONSULTING AGREEMENT
     This AMENDMENT TO AMENDED AND RESTATED NON-EXCLUSIVE CONSULTING AGREEMENT (this “Amendment”) is entered into effective as of the 30th day of June, 2006, between Edward F. Houff (“Consultant”) and Kaiser Aluminum & Chemical Corporation, a corporation with offices located at 27422 Portola Parkway, #350, Foothill Ranch, CA 92610-2831 (“Kaiser”).
     WHEREAS, Consultant and Kaiser have previously entered into that certain Amended and Restated Non-Exclusive Consulting Agreement, effective as of August 16, 2005 (the “Agreement”); and
     WHEREAS, Consultant and Kaiser desire to amend the Agreement as provided for herein.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendment to Section 1 of the Agreement. Section 1 of the Agreement is hereby amended to delete both references to “June 30, 2006” and replace such references with “July 6, 2006.”
     2. Amendment to Section 3 of the Agreement. A new Section 3.2.5 shall be added and shall read in its entirety as follows:
     3.2.5 There shall be no Base Fee for the period from July 1, 2006 through July 6, 2006. Hours worked will be billed at $450 per hour, exclusive of expenses, subject to the same terms and conditions for travel, weekend and holiday work as provided in paragraph 3.1.1.
     3. Reaffirmation. In all other respects, the terms and conditions of the Agreement shall remain as set forth therein.
     4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be deemed to be one and the same agreement.
[Signatures on following page]

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the respective duly authorized officers of the parties on the date first written above.

KAISER ALUMINUM & CHEMICAL CORPORATION
By:	/s/ John M. Donnan
John M. Donnan, Vice President, Secretary
and General Counsel

CONSULTANT
By:	/s/ Edward F. Houff
Edward F. Houff